ING INVESTORS TRUST

ING Multi-Manager International Small Cap Portfolio

(“Portfolio”)

Supplement dated August 14, 2009 to the Portfolio’s

Adviser Class (“ADV”), Institutional Class (“Class I”),

Service Class (“Class S”) and Service 2 Class Prospectuses and

related Statement of Additional Information

each dated May 1, 2009

As noted in a supplement dated July 15, 2009, the Board of Trustees of ING Investors Trust approved a proposal to liquidate the Portfolio pending shareholder approval. Effective August 17, 2009, all of the Portfolio’s assets will be managed solely by Schroder Investment Management North America, Inc., in accordance with its investment approach as described in the Portfolio’s Prospectuses.  If shareholder approval of the liquidation is not obtained, the Portfolio will continue to be managed in accordance with its current investment objective and policies as described in the Portfolio’s Prospectuses and the Portfolio’s Board of Trustees will determine what action, if any, should be taken.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE